UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

(860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 11, 2012, United Technologies Corporation (“UTC”) held its 2012 Annual Meeting of Shareowners. As previously disclosed in UTC’s 2012 Proxy Statement, director Charles R. Lee did not stand for reelection and retired from UTC’s Board of Directors (the “Board”) effective as of April 11, 2012, consistent with the provisions of UTC’s Corporate Governance Guidelines requiring that outside directors retire from the Board as of the annual meeting following the attainment of age 72.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

As noted above, UTC held its Annual Meeting of Shareowners on April 11, 2012. As of February 15, 2012, the record date for the meeting, 910,162,300 shares of UTC Common Stock were issued and outstanding. A quorum of 786,393,676 shares of Common Stock were present or represented at the meeting.

The following individuals were elected to serve as directors for a one-year term expiring at the 2013 Annual Meeting of Shareowners or upon the election and qualification of their successors:

Louis R. Chênevert, John V. Faraci, Jean-Pierre Garnier, Jamie S. Gorelick, Edward A. Kangas, Ellen J. Kullman, Richard D. McCormick, Harold McGraw III, Richard B. Myers, H. Patrick Swygert, André Villeneuve, and Christine Todd Whitman.

The Shareowners voted on the following matters and cast their votes as described below.

1)	Election of Directors. The voting results for each of the nominees were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Louis R. Chênevert	681,424,300	20,873,936	812,647	83,282,793
John V. Faraci	700,168,918	2,076,304	865,661	83,282,793
Jean-Pierre Garnier	676,043,744	26,192,747	874,392	83,282,793
Jamie S. Gorelick	675,092,325	27,175,731	842,827	83,282,793
Edward A. Kangas	621,222,786	80,955,193	932,904	83,282,793
Ellen J. Kullman	700,258,706	1,996,450	855,727	83,282,793
Richard D. McCormick	676,210,337	26,027,653	872,893	83,282,793
Harold McGraw III	666,035,987	35,276,956	1,797,940	83,282,793
Richard B. Myers	695,087,294	6,372,664	1,650,925	83,282,793
H. Patrick Swygert	676,232,777	25,988,690	889,416	83,282,793
André Villeneuve	695,895,071	6,317,564	898,248	83,282,793
Christine Todd Whitman	698,767,978	2,736,706	1,606,199	83,282,793

2)	A proposal of the Audit Committee and the Board of Directors to re-appoint the firm of PricewaterhouseCoopers LLP to serve as Independent Auditor until the next Annual Meeting of Shareowners in 2013. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions
777,149,745	8,272,837	971,094

3)	A proposal that shareowners approve on an advisory (non-binding) basis, the compensation of UTC’s Named Executive Officers as disclosed in UTC’s Proxy Statement dated February 24, 2012. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
421,352,984	269,610,948	12,146,951	83,282,793

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION (Registrant)

Date: April 13, 2012	By:	/s/ An-Ping Hsieh
An-Ping Hsieh
Vice President, Secretary and Associate General Counsel